UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate Box:
[ ]	Preliminary Information Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[x]	Definitive Information Statement

GLOBAL WATER ASSET CORPORATION

(Name of Registrant As Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previously filing by registration statement number, or the Form or Schedule and the date of its filing.

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Contact Person:  A. O. Headman, Jr., ESQ, Cohne Rappaport & Segal, P.C.

 257 East 200 South, Suite 700, Salt Lake City, UT 84111; Tel: 801-532-2666, Fax: 801-355-1813

GLOBAL WATER ASSET CORPORATION

1170, Place du Frere-Andre, 2e etage

Montreal, Quebec, H3B 3C6

Canada

NOTICE OF ACTION TO BE TAKEN WITHOUT A SHAREHOLDERS’ MEETING

Notice is hereby given that Global Water Asset Corporation (the “Company”) plans to take certain corporate action pursuant to the written consent of our Board of Directors and the written consent of the holders of a majority of our outstanding voting securities (“Majority Shareholders”).  The action we plan to take is to (i) amend our Articles of Incorporation to increase the number of shares of common stock that we are authorized to issue from 70,000,000 to 300,000,000 and the number of shares of preferred stock we are authorized to issue from 5,000,000 to 10,000,000 (the “Increased Capital Proposal”), and (ii) to reincorporate the Company into the State of Delaware through a merger with a newly-formed, wholly-owned Delaware subsidiary (“Reincorporation Merger Proposal”).

On August 13, 2010, our Board of Directors unanimously approved the Increased Capital Proposal and the Reincorporation Proposal.  Thereafter our Majority Shareholders approved both the Increased Capital Proposal and the Reincorporation Proposal.

The Reincorporation Proposal will be affected through a change of domicile merger where we merge into a newly formed Delaware corporation which, immediately prior to the merger, will be a wholly owned subsidiary of the Company.  The Increased Capital Proposal will be affected through the change of domicile merger.  If the change of domicile does not occur, the Increased Capital Proposal will be affected through an amendment to our Utah Articles of Incorporation.

WE ARE NOT ASKING YOU FOR A PROXY AND WE REQUEST THAT YOU NOT SEND US A PROXY.

Shareholders of record at the close of business on August 14, 2010 (the “Record Date”) are being furnished with this Information Statement.  The Information Statement is being furnished to shareholders of the Company on the Record Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect.  Please read the accompanying Information Statement carefully.  In accordance with Rule 14c-2 under the Exchange Act, the shareholder action approving the Reincorporation is expected to become effective twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

We encourage you to read the enclosed Information Statement, which is being provided to all of our stockholders. It describes the proposed corporate actions in detail.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE.

September 27, 2010

By Order of the Board of Directors

GLOBAL WATER ASSET CORPORATION

1170, Place du Frere-Andre, 2e etage

Montreal, Quebec, H3B 3C6

Canada

INFORMATION STATEMENT

 September 27, 2010

This Information Statement is being provided to you by the

Board of Directors of Global Water Asset Corporation

_____________________

This Information Statement and the Notice of Action Taken Without a Shareholders’ Meeting (jointly, the “Information Statement”) is furnished by the Board of Directors of Global Water Asset Corporation (the “Company,”  “We,” or “Us”), a Utah corporation, to the holders of our common stock as of August 14, 2010 (the “Record Date”) to provide information with respect to action taken by the written consent of the Majority Shareholders. The Majority Shareholders (identified below) approved by written consent proposals (collectively the “Proposals”):

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To amend our Certificate of Incorporation to increase the number of shares of common stock which we are authorized to issue from 70,000,000 to 300,000,000 and to increase the number of shares of preferred stock which we are authorized to issue from 5,000,000 to 10,000,000 (the “Increased Capital Proposal”); and

•

To change our domicile from the State of Utah to the State of Delaware through a reincorporation merger whereby we merge into a newly-formed, wholly-owned subsidiary (the “Reincorporation Merger”).

Our Board of Directors decided to obtain written consent of the Majority Shareholders in order to avoid the costs and management time required to hold a special meeting of shareholders. All required corporate approvals of the Proposals have been obtained.  This Information Statement is furnished solely for the purpose of informing shareholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

We anticipate that the Increased Capital Proposal will be effected in connection with the Reincorporation Merger.   If for any reason the Reincorporation Merger is not completed, the Increased Capital Proposal will be effected through an amendment to our Articles of Incorporation and filed with the Office of the Division of Corporations, Department of Commerce, State of Utah.

Voting Securities; Board of Directors and Consenting Stockholders

As of the Record Date, our authorized capitalization consisted of 70,000,000 shares of common stock, par value $.001 per share and 5,000,000 shares of preferred stock par value $.001 per share.   As of the Record Date there were 1,074,675 shares of common stock issued and no outstanding shares of preferred stock issued and outstanding.  In connection with the acquisition of Water Bank of America, Inc. (“Water Bank”) in 2006, we granted certain voting rights (“Voting Rights”) to debenture holders of Water Bank and to certain others.  Such Voting Rights will terminate in the future subject to certain conversion actions, but as of the Record Date, the existing Voting Rights entitled the holders thereof to 280,090 votes, all of which will be voted with the outstanding shares of common stock as a single voting class.  Accordingly, the following “Votes” are outstanding:

votes attributed to common stock:

1,074,675

votes attributed to Voting Rights:

   280,090

Total Votes

1,354,765

On August 13, 2010, our Board of Directors unanimously adopted resolutions approving the Increased Capital Proposal and the Reincorporation Merger. Section 16-10a-704 of the Utah Revised Business Corporations Act (“URBCA”) provides that the written consent of the holders of the issued and outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the holders of a majority of our issued and outstanding shares of voting capital stock to reduce the costs and implement the Increased Capital Proposal and Reincorporation Merger in a timely manner.

At the record date we had 1,354,765 Votes outstanding.  On August 14, 2010, the following consenting shareholders and Voting Right Holders (the “Majority Voters”) who collectively have 50.7% of our outstanding Votes, consented in writing to the Increased Capital Proposal and the Reincorporation Merger:

Stockholder	Votes	Percentage

3841944 Canada Inc.	175,692	13.0%
Wayne C. Fox	29,064	2.1%
Byron Messier	12,619	0.9%
Jose-Francisco Klujsza	333,334	2.5%
Belair Capital Management, LP	26,235	1.9%
Vicis Capital Master Fund	243,060	17.9%
Tom Wise	11,112	0.8%
Oxford Developments Ltd.	20,988	1.5%
Forstar Capital Advisors	26,235	1.9%
Cipher 06, LLC	25,540	1.9%

Total Votes of Majority Voters	686,824	50.7%
Total Votes Outstanding	1,354,765	100.0%

 All required corporate approvals of the Increased Capital Proposal and the Reincorporation Merger have been obtained, subject to furnishing this notice and 20 days elapsing from the date of this notice.  This Information Statement is furnished solely for the purpose of informing our shareholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

This Information Statement is first being mailed or furnished to the shareholders of the Company on or about September 28, 2010, and the corporate actions described below will not be effective until at least 20 days after the mailing.

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WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

INTEREST OF CERTAIN PERSONS IN FAVOR OF OR OPPOSITION

TO MATTERS ACTED UPON

We are not aware of any interest that would be substantially affected through the adoption of the Increased Capital Proposal or Reincorporation Merger whether adversely or otherwise.

BACKGROUND

We are a development stage company focused on the accumulation of spring water resources in the province of Quebec, Canada.  Our business plan contains proposed acquisitions of spring water licenses in the province of Quebec. Through our wholly-owned subsidiaries, we own two government permitted water springs in the Province of Quebec.  These two springs have permits that allow for the daily diversion of more than 570 cubic meters of natural spring water.  Additionally, we have seven other water springs in the province of Quebec under option to purchase that collectively allow for the diversion of more than 8,000 cubic meters of spring water per day.  We are also in active discussions with other spring owners regarding entering into purchase agreements to acquire other springs in Quebec.   We currently own a spring water bottling plant which is equipped to bottle and distributes water bottles that are 18 liters in size of spring water from our Gatineau spring to residences and office buildings in the Ottawa, Ontario region.  These bottling operations are the primary source of our reported revenue and we are currently undergoing a restructuring and re-staffing of this subsidiary.

During the second quarter of 2007, the Company experienced a liquidity problem due to its inability to obtain sufficient financing following the completion of the Share Exchange and Share Purchase Agreement that it entered into in October, 2006.  This lack of liquidity resulted in the resignations of several members of our management and Board of Directors.  Since that time, we have operated with a single employee who is responsible for our day-to-day operations. It has taken a significant amount of time for the single employee to address the Company’s strategy, communicate with all stakeholders and prepare the financial statements that need to be included in its periodic reports to be filed with the Securities and Exchange Commission. As a result, the Company is delinquent in filing the following periodic reports:

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Annual Reports on Form 10-K for the fiscal years ended December 31, 2006; December 31, 2007; December 31, 2008; and December 31, 2009; and

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Quarterly Reports on Form 10-Q for the quarterly periods ended in 2007, 2008, 2009 and through June 30, 2010.

The Company’s common stock has been removed from quotation on the OTC Bulletin Board (the “OTCBB”) due to its failure to comply with the OTCBB’s requirement that its quoted issuers be current in the filing of their periodic reports.  Since June 21, 2007, our common stock has been quoted on the The

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Pink OTC Markets, Inc. (“The Pink Sheets”) under the symbol WBKA.  In addition, the Company faces the possibility that the registration of its common stock under the Securities Exchange Act of 1934 may be revoked or suspended due to these filing delinquencies.  It is anticipated that all delinquent reports that the Company is required to file under Section 13 of the Exchange Act will be filed with the Commission during the last quarter of 2010.

In August, 2010 our Chief Executive Officer appointed two individuals to our Board of Directors, one of whom now holds the position of Chief Financial Officer with the Company.

INCREASE IN AUTHORIZED CAPITAL STOCK PROPOSAL

General

Our Board of Directors has unanimously approved a proposal to amend our Articles of Incorporation to increase the number of shares of common stock which we are authorized to issue from 70,000,000 to 300,000,000 and the number of shares of our preferred stock which we are authorized to issue from 5,000,000 to 10,000,000.  Our Board has recommended to our Majority Voters that they vote in favor of the Increased Capital Proposal and our Majority Voters have voted in favor of the Increased Capital Proposal.  The votes of our Majority Voters were obtained by written consent. The terms of the additional shares of common stock and preferred stock will be identical to those of the currently authorized shares of common stock and preferred stock.  This amendment and the creation of additional shares of authorized common stock and preferred stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock and preferred stock will remain unchanged under this amendment.  The Certificate of Incorporation of the Delaware Corporation into which we will merge in the Reincorporation Merger has an authorized capital provision that gives effect to the increased capital proposal.  If for any reason we do not effect the Reincorporation Merger, the Increased Capital Proposal will be effected through an amendment to our Utah Articles of Incorporation.

Consent Required

Approval of the Increased Capital Proposal, through an amendment to our Articles of Incorporation, required the consent of the holders of a majority of the outstanding votes.  As of the Record Date, Majority Voters owned total Votes of 686,824 representing approximately 50.7% of the Votes that could be cast by the holders of our outstanding Votes as of the Record Date.  The Majority Voters have given their written consent to this Increased Capital Proposal and accordingly, the requisite Voter approval of this Proposal was obtained by the execution of the Majority Voters written consent in favor of the Proposal.

Amendment

Our Board of Directors and the Majority Voters have voted to amend Article IV of our Utah Articles of Incorporation to read as is set forth on Exhibit A attached hereto.  We will affect the Increased Capital Proposal through the Reincorporation Merger inasmuch as the authorized capital of the Delaware Corporation will reflect the capital structure proposed by the Increased Capital Proposal.  If the Reincorporation Merger is not completed, we will affect the Increased Capital Proposal by amending our Utah Articles of Incorporation.

Reasons for Increase in Capital

We anticipate that we will, in the future adopt employee option plans, issue shares in acquisition transactions and attempt to raise additional capital from the sale of our shares of common stock or

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preferred stock.  These actions, if they were to occur, of which there can be no assurance, will require the issuance of additional shares of our common stock or preferred stock.  We believe that now is an appropriate time to increase our authorized shares of capital stock so that we will have flexibility in structuring future transactions.

The disadvantages of increasing our authorized common stock and preferred stock include:

  The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board of Directors’ desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any other provisions in its Articles of Incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

  Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

Possible Effects of the Proposed Amendment to the Certificate of Incorporation

The issuance of additional shares of common stock or preferred stock could have a dilutive effect on a stockholder’s voting power. Although an increase in the authorized number of shares of common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination with another company), the Company is not proposing to amend the Articles of Incorporation in response to any effort to accumulate stock or to obtain control of the Company by means of a merger, tender offer, or solicitation in opposition to management. Furthermore, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Rights

Under applicable Utah corporation law, dissenting shareholders are not entitled to appraisal rights with respect to the Increased Capital Proposal and we will not independently provide our shareholders with any such right.  The Reincorporation Merger documents result in appraisal rights for dissenting shareholders and are discussed on pages 18-20 of this Information Statement.

REINCORPORATION IN DELAWARE

General

Our Board of Directors has unanimously approved a proposal to change our corporate domicile from the State of Utah to the State of Delaware through a reincorporation merger.    Our Board of

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Directors has recommended to our Majority Voters that they vote in favor of the Reincorporation Merger and our Majority Voters have voted in favor of the Reincorporation Merger.  The votes of our Majority Voters were obtained by written consent.   In proposing the reincorporation, the Board has purposefully drafted the proposed Delaware certificate of Incorporation and the proposed Bylaws to include provisions commonly maintained by companies incorporated in Delaware and friendly to Delaware stockholders to maximize management efficiency, maximize value for the Company under Delaware, and preserve stockholder rights under Delaware law.

We urge you to read carefully the following sections of this Information statement, including the related appendices. Throughout this Section, the term “Company” refers to the existing Utah corporation and the term “Delaware Corporation” or “GWAC Delaware” refers to a wholly-owned Delaware subsidiary of the Company and the proposed successor to the Company.

Consent Required

Approval of the Reincorporation Merger required the consent of the holders of a majority of the outstanding voting shares.  As of the Record Date, Majority Voters owned total voting rights of 686,824 representing approximately 50.7% of the votes that could be cast by the holders of our outstanding voting shares as of the Record Date.  The Majority Voters have given their written consent to this Reincorporation Merger and accordingly, the requisite shareholder approval of this Proposal was obtained by the execution of the Majority Voters written consent in favor of the Proposal.

Principal Reasons for Reincorporation

Our Board of Directors believes that there are advantages to the Company that will arise as a result of a change of domicile to Delaware.  Further, our Board of Directors believes that any direct benefit that Delaware law provides to a corporation also indirectly benefits the stockholders, who are the owners of the corporation. The Board of Directors believes that there are several reasons why a reincorporation in Delaware is in the best interests of Company and its stockholders. As explained in more detail below, these reasons can be summarized as follows:

Prominence, Predictability, and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Delaware Corporation. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated the ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. We believe that our stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

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Increased Ability to Attract and Retain Qualified Directors. Both Utah and Delaware law permit a corporation to include a provision in the charter to reduce or eliminate the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The frequency of claims and litigation pursued against directors and officers has greatly expanded the risks facing directors and officers of corporations in carrying out their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. We believe that, in general, Delaware law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than Utah law. As a result, we believe that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting and retaining new directors.

The Company has a relatively small market capitalization compared to many other publicly-traded companies, including companies in the industries in which the Delaware Corporation competes. In the view of the Board and the management, this results in the Company facing significant competition for qualified and experienced independent directors. The current corporate governance environment and the additional requirements under the Sarbanes-Oxley Act of 2002, SEC rules, and NASDAQ rules place a premium on publicly-traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and the perception of increased liability of independent directors. As a result, the Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

The Company has experienced difficulty in attracting and retaining experienced, qualified directors, as competition for qualified, independent directors increases, it is reasonable to expect that directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The Board of Directors believes that reincorporation in Delaware will enhance the Company’s ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and, as noted below, more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of the Company. As a result, the Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, many of which are already incorporated in Delaware, to retain the Company’s current directors and attract and retain new directors.

More Certainty Regarding Indemnification and Limitation of Liability for Directors.  In general, both Utah and Delaware permit a corporation to include a provision in its charter that reduces or limits the monetary liability of directors for breaches of fiduciary duties with certain exceptions. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. The reduction of these risks to its directors and officers and the corresponding limitation on situations in which monetary damages can be recovered against directors may be important in allowing the Company to continue to attract and retain qualified directors. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions that, though entailing some degree of risk, are in the best interests of the Company and its stockholders. The Company

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believes that, in general, Delaware law provides greater protection to directors than Utah law, and that Delaware case law regarding a corporation’s ability to limit director liability is better developed and provides more guidance than Utah law. However, the stockholders should be aware that such protection and limitation of liability inure to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the stockholders.

Implementation of Reincorporation

The discussion contained in this Reincorporation Merger is qualified in its entirety by reference to the form of Certificate of Incorporation of the Delaware Corporation, form of Bylaws of GWAC Delaware, and form of Agreement and Plan of Merger (referred to as “the Merger Agreement”), copies of which are attached to this Information Statement as Appendices A, B, and C, respectively.

The Company’s capital stock consists of 70,000,000 authorized shares of common stock, $0.001 par value, of which 1,074,675 shares were issued and outstanding as of August 14, 2010, and 5,000,000 authorized shares of preferred stock, $0.001 par value, none of which are issued.  On the effective date of the reincorporation, GWAC Delaware will have the same number of outstanding shares of common stock that the Company has outstanding immediately prior to the effective date of the reincorporation.

As a result of the approval of the Increased Capital Proposal by the Majority Voters, if the reincorporation is completed, Delaware’s capital stock will consist of 300,000,000 authorized shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share, which will be consistent with maintaining adequate capitalization for the current needs of the Company.

The Reincorporation Merger will be effected by merging the Company into GWAC Delaware (referred to as the Merger). Upon completion of the Merger, the Company will cease to exist and GWAC Delaware will continue the business of the Company under the name “Global Water Asset Corporation” Pursuant to the Merger Agreement, upon the effective date of the Merger, (1) each outstanding share of the Company common stock, $0.001 par value, will be automatically converted into one share of GWAC Delaware common stock, $0.001 par value; and (2) each outstanding option or warrant to purchase the Company common stock will automatically be assumed by GWAC Delaware, and it will represent an option or warrant to acquire shares of GWAC Delaware common stock on the basis of one share of GWAC Delaware common stock for each one share of the Company common stock and at an exercise price equal to the exercise price of the Company option or warrant.

Each certificate representing issued and outstanding shares of the Company common stock will represent the same number of shares of common stock of GWAC Delaware, respectively, into which such shares are converted by virtue of the Merger. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF GWAC DELAWARE. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATE IF THEY SO CHOOSE.

No Change Will Be Made in the Name, Business, or Physical Location of GWAC

The Reincorporation Merger will effect only a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Information Statement. The reincorporation will NOT result in any significant change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Company. The current directors of the Company will, at least initially, continue as directors of GWAC Delaware. All employee

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benefit plans of the Company will be continued by GWAC Delaware. The Company’s other employee benefit arrangements will also be continued by GWAC Delaware upon the terms and subject to the conditions in effect prior to the Merger.

Possible Disadvantages

Despite the unanimous belief of the Board of Directors that the Reincorporation Merger is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. It should be noted that the interests of the Board of Directors, management, and affiliated stockholders in connection with the Reincorporation Merger may not be the same as those of unaffiliated stockholders. For a comparison of stockholders’ rights and the powers of management under Delaware and Utah law, see “Significant Difference in the Charters and Bylaws of the Company and GWAC Delaware” and “Significant Differences Between the Corporation Laws of Utah and Delaware.”

Significant Difference in the Charters and Bylaws of the Company and GWAC Delaware

With certain exceptions, the provisions of the GWAC Delaware Certificate of Incorporation and Bylaws are similar to those of the Company’s Articles of Incorporation and Bylaws. However, the Reincorporation Merger includes the implementation of certain provisions in the GWAC Delaware Certificate of Incorporation and Bylaws that may alter the rights of stockholders and the powers of management and reduce stockholder participation in certain important corporate decisions. These provisions may have anti-takeover implications and are described in detail above.

Approval by the Majority Voters of the Reincorporation Merger constituted an approval of the inclusion in the GWAC Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of stockholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation following stockholder approval and certain such changes could be implemented by amendment of the Bylaws of GWAC Delaware without stockholder approval. For a discussion of such changes, see “Significant Differences Between the Corporation Laws of Utah and Delaware.” This discussion of the Certificate of Incorporation and Bylaws of GWAC Delaware is qualified by reference to Appendices A and B, attached to this Information Statement.

Comparison of Shareholder Rights Before and After the Reincorporation Merger

There are certain differences between the rights of our shareholders under:

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on one hand, the Delaware General Corporation Law (“Delaware GCL”), the Delaware Certificate of Incorporation (“Delaware Certificate ”) and the Bylaws of the Delaware company (“Delaware Bylaws ”) (collectively, such rights, the “Delaware Rights ”); and,

•

on the other hand, the Utah Revised Business Corporation Act (the “Utah RBCA”) and Company’s Amended Articles of Incorporation (“ Utah Articles ”) and the current Bylaws (“ Utah Bylaws ”) (collectively, such rights, the “ Utah Rights ”).

Set forth below is a description that summarizes some significant differences in the Delaware Rights and the Utah Rights. The summary of the differences is significant because if the stockholders of the Company approve the reincorporation proposal and the Merger becomes effective, the Delaware Certificate and the Delaware Bylaws in effect immediately prior to the effective date of the

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Reincorporation Merger would become the certificate of incorporation and bylaws of GWAC Delaware.  The Delaware Certificate is attached as Appendix A.  The Delaware Bylaws are attached as Appendix B.  All statements in this Information Statement concerning such documents are qualified by reference to the complete provisions of the documents.

In addition to the differences described below, the Delaware Certificate and the Delaware Bylaws include certain technical differences from the Utah Articles and Utah Bylaws that constitute, in the opinion of the Board of Directors, insignificant differences between Delaware law and Utah law.

The description below is not intended to be relied upon as a complete description of the differences, and is qualified in its entirety by reference to Utah RBCA, Delaware GCL, the Utah Articles and Utah Bylaws, and the Delaware Certificate and Delaware Bylaws.

The discussion below discusses the Utah Rights as they currently exist and the Delaware Rights as they would exist if the Reincorporation Merger is approved.  The discussion does not refer to such rights as they could be amended by amendments to, on one hand, the Delaware Certificate or Delaware Bylaws or, on the other hand, the Utah Articles or Utah Bylaws or by other factors not in existence or contemplated by the Board of Directors.  Such amendments could include, among other things, a classified Board of Directors, cumulative voting, or changes from, or back to, default rules in the statute.  Other factors not in existence or contemplated include the issuance of Preferred Stock.  None of such amendments or other factors is currently contemplated by the Board of Directors.

GWAC Delaware will be incorporated under Delaware law under the name Global Water Assets Corporation.  The address and phone number of GWAC Delaware are the same as the address and phone number of the Company. As of the date and time immediately prior to the effective date of the Merger, if the Merger is effected, GWAC Delaware will not have any material assets or liabilities and will not have carried on any material business.

As discussed in “Principal Reasons for the Reincorporation,” management believes that reincorporation in Delaware is beneficial to the Company because Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including Utah corporate law. Management also believes that potential investors and other parties that may enter into contracts with the Company are more familiar with Delaware corporate law. As a result, a reincorporation in Delaware may facilitate future transactions by the Company with third parties.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDED A VOTE “FOR” THE REINCORPORATION MERGER

Comparison of Shareholder Rights Before and After the Reincorporation Merger

Set forth below is a table that summarizes some of the most significant differences in the rights of the shareholders of the Company before and after the Reincorporation Merger is effective as a result of the differences between Utah law, the Utah Articles and the Utah Bylaws, on the one hand, and Delaware law, the Delaware Certificate and the Delaware Bylaws, on the other hand. The summary of the differences is significant because if the shareholders of GWAC Utah approve the reincorporation proposal and the Reincorporation Merger becomes effective, the Delaware Certificate and the Delaware Bylaws, as set forth in Exhibits A and B attached to this proxy statement, respectively, will become the certificate of incorporation and bylaws of the surviving corporation by virtue of the reincorporation merger. All statements in this Information Statement concerning such documents are qualified by reference to the complete provisions of the documents. In addition to the differences described below, the Delaware Certificate and the Delaware Bylaws include certain technical differences from the Utah

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Articles and Utah Bylaws to reflect differences between Delaware law and Utah law. The table below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to Utah law, Delaware law, the Utah Articles and Utah Bylaws, and the Delaware Certificate and Delaware Bylaws.

	The Company, a Utah corporation	GWAC Delaware, a Delaware corporation
Par Value; Surplus; Capital	All shares of common stock of the Company have a par value of $0.001 per share. The concepts of surplus and capital do not exist under Utah law.	All shares of common stock of GWAC Delaware have a par value of $0.001 per share. The concepts of surplus and capital are recognized under Delaware law.
Action by Shareholders Without a Meeting

Utah law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unlike Delaware law, Utah law requires a unanimous written consent of shareholders to elect directors. Utah law provides that, in order to be effective, (i) all written consents must be delivered to the Company within 60 days after the earliest dated consent delivered to the Company, and (ii) prompt notice of the action by written consent must be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of shareholders to take the action were delivered to the Company. Unlike Delaware law, Utah law requires that the actions taken by the written consent of shareholders cannot become effective until at least 10 days after notice of such actions has been furnished to all shareholders who did not sign the written consent.

Delaware law permits stockholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of stockholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Delaware law provides that, in order to be effective, all written consents must be delivered to GWAC Delaware within 60 days after the earliest dated consent delivered by GWAC Delaware, and prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to Company. Unlike Utah law, Delaware law does not stipulate that the actions taken by the written consent of stockholders cannot become effective until at least 10 days after notice of such actions has been furnished to all stockholders who did not sign the written consent.

Special Meetings of Shareholders

The Utah Bylaws permit special meetings of the shareholders to be called at any time by the chairman of the board of directors, the president, or by the board of directors, or in their absence or disability, by any vice president. In addition, the Utah Bylaws require the president or, in his or her absence or disability, a vice president or the secretary, to call a special meeting of the shareholders, on the written request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting. In case of failure to call such meeting within 60 days after such request, such shareholder or shareholders may call the special meeting of the shareholders.

The Delaware Bylaws are essentially identical on this issue with the Utah Bylaws.
Removal of Directors

Utah law provides that any director may be removed, with or without cause, by the holders of common stock of the Company but only at a meeting of shareholders pursuant to a notice of meeting, which includes the removal of such director as an item of business.

Delaware law provides that any director may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors; however, Delaware law also provides that, so long as a Delaware corporation has a classified board of directors, unless otherwise provided in the corporation’s certificate of incorporation, stockholders may effect such removal only for cause.

Indemnification

Utah law provides that, unless limited by its articles of incorporation, a corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he was a party because he is or was a director of the corporation, against reasonable expenses incurred by him in connection with the proceeding or claim with respect to which he has been successful. With respect to third party actions, under Utah law and the Utah Bylaws, the Company has the power, but not an obligation, to indemnify any director, officer, employee or agent of the Company who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit, against expenses (including attorneys’ fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

With respect to corporate actions, under Utah law and the Utah Bylaws, the Company has the power, but not an obligation, to

The Delaware Certificate of Incorporation and Bylaws provide that directors and officers of GWAC Delaware shall be indemnified to the fullest extent permitted by Delaware law. Unlike the Utah Bylaws, which are permissive, the indemnification provisions of the Delaware Bylaws require mandatory indemnification for both third party actions and actions by or in the right of the corporation.

The Delaware Bylaws contain the following provisions not currently contained in the Utah Bylaws: (i) mandatory reimbursement of expenses of a director or officer, upon receipt of an undertaking by such director to repay all amounts advanced if such director is ultimately determined not to be entitled to indemnification by GWAC Delaware, and (ii) GWAC Delaware will provide indemnification to directors and officers with respect to proceedings commenced by the director or officer only if commencement of such proceeding was authorized, in the specific case, by the board of directors of GWAC Delaware.

indemnify any director, officer, employee or agent of the Company who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought determines on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Elimination of Directors’ Liability for Monetary Damages

Utah law permits a corporation, pursuant to its articles of incorporation, or in certain circumstances its bylaws, to provide for the elimination or limitation of the liability of a director to the corporation or its shareholders for monetary damages for any action taken or failure to take any action as a director, except liability for (i) the amount of a financial benefit received by a director to which he is not entitled; (2) an intentional infliction of harm on the corporation or its shareholders; (3) unlawful distributions; or (4) an intentional violation of criminal law. The Utah Articles and the Utah Bylaws do not contain such a provision.

Delaware law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payment of a dividend or a stock repurchase or redemption in violation of Delaware law or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Certificate contains such a provision.

Record Date

The Utah Bylaws provide that, with respect to all actions requiring the fixing of a record date (including distributions); the record date shall be fixed by the Company board of directors not less than 10 nor more than 50 days before the meeting or action requiring a determination of shareholders.

Consistent with Delaware law, the Delaware Bylaws differ with respect to Utah Bylaws in the following ways:

•  the Delaware Bylaws provide that the record date is not to precede the date upon which the resolution fixing the record date is adopted by the board of directors;

•  the record date is not to be more than 60 days before a meeting or action requiring determination of stockholders, except that (in the case of an action by written consent) the record date must not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors; and

•  in the case of a stockholder meeting, the record date may not be less than 10 days before the meeting.

Amendment to the Articles (Certificate) of Incorporation

Amendments to the Utah Articles (other than ministerial amendments authorized by the board of directors without shareholder action) may be proposed by the board of directors. The board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and the board of directors then communicates the basis for its determination to the shareholders with the amendment.

Under Delaware law, stockholders are not entitled to enact, without any action taken by the board of directors, an amendment to the Delaware Certificate. Amendments to the Delaware Certificate generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

Amendment to the By-laws

The Utah Bylaws provide that the board of directors or the shareholders may amend, restate or repeal the by-laws of the Company, except that no bylaw adopted or amended by the shareholders shall be altered or repealed by the board of directors. In addition, no bylaw adopted by the board of directors shall require more than a majority of the voting shares for a quorum at a meeting of shareholders, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by Utah law.

The Delaware Certificate provides that the board of directors may amend, restate or repeal the Delaware Bylaws.
Advance Notice Bylaws	Unlike the Delaware Bylaws, the Utah Bylaws do not contain an advance notice provision.

Under Delaware law, a corporation may adopt an advance notice bylaw provision that provides that a stockholder entitled to vote at the meeting may nominate a person for election as a director or may propose other business to be conducted at such a meeting only if advance written notice of such director nomination or stockholder proposal is given. Under the Delaware Bylaws, written notice of such stockholders’ intent to make such nomination or to propose such other business at an annual meeting of stockholders generally must be received by the corporation’s secretary not later than 90 days, nor earlier than 120 days, prior to the first anniversary date of the preceding year’s annual meeting. Any stockholder wishing to nominate a person as director or to propose such other business must submit certain information as set forth in the Delaware Bylaws. The chairman of the meeting may refuse to acknowledge the nomination of any person or stockholder proposal not made in compliance with the procedures set forth in the Delaware Bylaws.

Dissolution

Under Utah law, the board of directors of the Company may submit a proposal of voluntary dissolution of the Company to the shareholders entitled to vote thereon. The board of directors must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders.

GWAC Delaware will be subject to the same voting requirement with respect to a dissolution; however, if the board of directors does not initially approve the dissolution, then the stockholder vote required for the dissolution is a unanimous written consent of all stockholders entitled to vote thereon.

Dividends

Utah law provides that the payment of dividends and other distributions is generally permissible unless, after giving effect to the dividend or distribution, the Company would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the Company would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution are superior than those of the shareholders receiving the dividend. Because Utah law dispenses with the statutory definitions of capital and surplus, the above limitation is the only limitation with respect to the declaration of dividends by the board of directors of the Company.

Delaware law provides the same provision with respect to declaration of dividends as Utah law. However, unlike in Utah, the concepts of capital and surplus are retained in Delaware. Delaware law defines surplus as the excess of the net assets of the corporation over its capital. Unless the corporation’s board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the issued shares of stock having par value. Therefore, Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

Corporate Records (Form of Records)

Under Utah law, the Company is required to keep, as permanent records, minutes of all meetings of the shareholders and the board of directors of the Company, a record of all actions taken by the shareholders or the board of directors without a meeting, a record of all actions taken by a committee of the board of directors, and a record of all waivers of notices of meetings of shareholders and of the board of directors or any committee of the board of directors. In addition, Utah law requires the Company to keep specific records at its principal office, including the Utah Articles, the Utah Bylaws, the minutes of all shareholders’ meetings, records of all action taken by shareholders without a meeting, for the past three years, a list of the names and business addresses of its current officers and directors, its most recent annual report to the Utah Division of Corporations and Commercial Code and all financial statements prepared for periods ending during the last 3 years.

Delaware law does not require that GWAC Delaware keep any specific records at any particular place or for a specific period of time. The Delaware Bylaws, however, provide for the same record keeping requirements as the Utah Bylaws.

Examination of Books and Records

Under Utah law, any record or beneficial shareholder of the Company may, upon five business days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five business days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Company, provided that the demand is made in good faith and for a proper purpose reasonably related to such person’s interests as a shareholder.

The inspection rights of the stockholders of GWAC Delaware are the same as under Utah law, except that if GWAC Delaware refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.

Dissenters’ (Appraisal) Rights

Under Utah law, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the Company. Dissenters’ rights in Utah are available to both record holders and beneficial holders.

Delaware law provides appraisal rights only in the case of certain mergers or consolidations. Thus, under Delaware law, stockholders have no appraisal rights in the event of a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available only to record holders.

Control Shares Acquisition Act

Pursuant to the Utah Articles and in accordance with Utah law, GWAC Utah elected to not have the provisions of the Utah Control Shares Acquisition Act apply to control share acquisitions of the securities of the Company.

Unlike the Utah Articles, the Delaware Certificate does not contain a provision that limits GWAC Delaware’s ability to protect itself against a takeover attempt.
Reacquisition of Stock by the Corporation	Under Utah law, the Company may acquire its own shares, and, except in certain circumstances, such shares will constitute authorized but unissued shares.

Delaware law requires that (i) all repurchases of shares by GWAC Delaware generally be made of out of surplus, and (ii) a purchase of shares redeemable at the option of GWAC Delaware not be made for more than the price at which the shares may then be redeemed.

Shares of stock issued by GWAC Delaware as fully paid, and afterwards reacquired by GWAC Delaware, would have the status of “treasury shares” if the board of directors does not, by resolution, retire the shares reacquired. Treasury shares that have a par value may be resold at any price fixed by the board of directors.

Accounting Treatment of the Reincorporation Merger

The Reincorporation Merger would be accounted for as a reverse merger whereby, for accounting purposes, the Company would be considered the acquirer and the surviving corporation would be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which the Company previously reported to the SEC on Forms 10-K and 10-Q, among other forms, as of and for all periods through the date of this Information Statement, would be treated as the financial statements of the surviving corporation.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation Merger would be the filing of articles of merger with the Utah Department of Commerce, Division of Corporations and Commercial Code and the filing of a certificate of merger with the Secretary of State of the State of Delaware.

Securities Act Consequences

The shares of GWAC Delaware common stock to be issued upon conversion of shares of the Company common stock in the Reincorporation Merger are not being registered under the Securities Act of 1933, as amended (the “Securities Act”).  In this regard, we are relying on Rule 145(a)(2) under the Securities Act (“Rule 145”), which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act.  After the Reincorporation Merger, GWAC Delaware will be a publicly held company, GWAC Delaware common stock will continue to be qualified for quotation on the Pink Sheets, and GWAC Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided.

Holders of shares of the Company common stock that are freely tradable before the Reincorporation Merger will continue to have freely tradable shares of GWAC Delaware common stock.  Stockholders holding so-called restricted shares of the Company common stock will have shares of GWAC Delaware common stock that are subject to the same restrictions on transfer as those to which their shares of the Company common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of GWAC Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates.  For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of GWAC Delaware common stock on the date they acquired their shares of common stock of the Company.

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Certain Federal Income Tax Consequences

The following summary describes certain United States federal income tax considerations relevant to the Reincorporation Merger. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings, administrative pronouncements, and judicial decisions as of the date hereof, all of which may be revoked or modified, possibly retroactively so as to result in federal income tax consequences different from those described below. The Company does not intend to request a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Reincorporation Merger. This summary does not address all aspects of federal income taxation that may be relevant to the Reincorporation Merger, nor does this summary address the effect of any applicable foreign, state, local or other tax laws. This summary also does not address the federal income tax consequences of the Reincorporation Merger to shareholders who are subject to special tax rules, such as shareholders who are non-United States persons, financial institutions, dealers in securities, insurance companies, tax-exempt entities, regulated investment companies, pass-through entities, persons who have a functional currency other than the dollar, or persons who hold Company stock other than as a capital asset.

The Company believes that, for federal income tax purposes, the Reincorporation Merger would be treated as a reorganization under section 368 of the Code. No gain or loss would be recognized by the holders of the common stock of the Company as a result of the consummation of the Reincorporation Merger and no gain or loss would be recognized by the Company or GWAC Delaware. In addition, the Company believes that each former holder of common stock of the Company would have the same basis in the common stock of the surviving corporation received by such person pursuant to the Reincorporation Merger as such holder had in the common stock of the Company held by such person immediately prior to the consummation of the Reincorporation Merger, and such person’s holding period with respect to such common stock of the surviving corporation would include the period during which such holder held the corresponding common stock of the Company, provided the latter was held by such person as a capital asset immediately prior to the consummation of the Reincorporation Merger. Shareholders owning at least one percent (by vote or value) of the total outstanding stock of the Company immediately before the Reincorporation Merger may be required to file a statement with their tax return containing certain information regarding the Reincorporation Merger.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION MERGER UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, (I) THE FOREGOING DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER FEDERAL TAX LAW; (II) THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE REINCORPORATION MERGER; AND (III) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON HIS OR HER PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

DISSENTERS’ RIGHTS

Shareholders of the Company of record on the Record Date (i.e., August 14, 2010) will have dissenters' rights under the Utah RBCA as a result of the proposed Reincorporation Merger. Shareholders who oppose the Reincorporation Merger will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301-1331 of the Utah RBCA. A copy of these sections is

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attached hereto as Exhibit D to this Information Statement. The material requirements for a shareholder to properly exercise his or her dissenter’s rights are summarized below. However, these provisions are very technical in nature, and shareholders are encouraged to carefully read and understand the actual statutory provisions governing the assertion of such rights.

Requirements for Exercising Dissenters' Rights

Under the Utah RBCA, dissenters' rights will be available only to those shareholders of the Company who (i) object to the proposed Reincorporation Merger in writing prior to the Effective date of the Merger; and (ii) did not consent in writing to the proposed Reincorporation Merger.

TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE PROPOSED REINCORPORATION MERGER A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED REINCORPORATION MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED REINCORPORATION MERGER IS NOT EFFECTED.

The notice must be submitted to the Company at 1170, Place du Frere-Andre, 2e etage, Montreal, Quebec, H3B 3C6, Canada, Attention: Chief Executive Officer, and must be received by the 10th day after the effective date of the Reincorporation Merger.

Any shareholder contemplating the exercise of these dissenter’s rights should review carefully the provisions of Sections 16-10(a)-1301et. seq. of the Utah RBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTER’S RIGHTS WILL BE LOST IF THESE PROCEDURAL REQUIREMENTS ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR DISSENTER’S RIGHTS IS SET FORTH BELOW AND A COPY OF SECTIONS 16-10(a)-1301 ET. SEQ. OF THE URBCA IS ATTACHED AS EXHIBIT D.

Procedure

Within ten days after the effective time of the Reincorporation Merger (i.e., the time at which the articles/certificate of merger and any other appropriate documents are filed with the Division of Corporations  of the State of Utah and the Secretary of State of the State of Delaware), GWAC Delaware will send to each shareholder who has satisfied the requirements for exercising dissenter’s rights a written notice in which GWAC Delaware will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the public of the proposed merger. Upon receipt of each demand for payment, GWAC Delaware will pay each dissenting shareholder the amount that GWAC Delaware estimates to be the fair value of such shareholder’s shares, plus interest from the date of the completion of the Reincorporation Merger to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, GWAC Delaware may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. “Fair Value” means the market value of the shares immediately before the effectuation of the Reincorporation Merger, excluding any appreciation or depreciation in anticipation of such events.

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Any dissenter who does not wish to accept the payment or offer made by GWAC Delaware must notify GWAC Delaware in writing of his or her own estimate of the fair value of the shares within 30 days after the date GWAC Delaware makes or offers payment. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT ESTIMATED BY GWAC Delaware. If the dissenting shareholder and GWAC Delaware are unable to agree on the fair value of the shares, then GWAC Delaware will commence a proceeding with the Utah courts within 60 days after receiving the dissenter’s notice of his or her own estimate of fair value. If GWAC Delaware does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter.

If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against GWAC Delaware for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against GWAC Delaware unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by GWAC Delaware. Both GWAC Delaware and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

The loss or forfeiture of dissenter’s rights simply means the loss of the right to receive a cash payment from GWAC Delaware in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of GWAC Delaware.

REGULATORY APPROVAL

To the Company’s knowledge, no regulatory or governmental approval or filings are necessary in connection with the consummation of the Reincorporation Merger.  The only filings necessary in connection with the consummation of the Reincorporation Merger would be the filing of articles of merger with the Division of Corporations, Department of Commerce, State of Utah and the filing of a certificate of merger with the Secretary of State of Delaware.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth information regarding shares of our common stock beneficially owned as of August 14, 2010 by: (1) each of our officers and directors; (ii) all officers and directors as a group; and (iii) each person known by us to beneficially own five percent or more of the outstanding shares of its common stock.

Shareholders	Shares (1)	Percentage

Michel Pelletier (1)(2)	-0-	-0-%
Shelley Goff (1)	-0-	-0-%
Andre Rochette (1)	-0-	-0-%
3841944 Canada Inc. (2) Attn: Charles Suave Felmand Rolland 1170 Frere Andre 2e etage Montreal, Quebec H3B 3C6	175,692	13.0%
Forstar Capital Advisors	106,180	8.1%
Vicis Capital Master Fund	243,060	17.9%

All Officers and Directors as a Group	-0-	-0-%

TOTAL		100.0%

(1)

These individuals are the officers and directors of the Company.

(2)

Robert Pelletier, Jean Pelletier, Pierre Pelletier, and Monique Morand are the natural persons who exercise voting and dispositive rights over the shares that are owned by 3841944 Canada Inc.  Michel Pelletier disclaims any beneficial ownership interest in 3841944 Canada Inc.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, information proxy statements and other information with the U.S. Securities and Exchange Commission (“SEC”). You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain "forward-looking" statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases) representing our expectations or beliefs regarding our Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

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COMPANY CONTACT INFORMATION

All inquiries regarding the Company should be addressed to our principal executive offices:

Global Water Asset Corporation

1170, Place du Frere-Andre, 2e etage

Montreal, Quebec, H3B 3C6

Canada

By order of the Board of Directors: /s/ Michel Pelletier Chief Executive Officer/President

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EXHIBIT A

DELAWARE CORPORATION CERTIFICATE OF INCORPORATION

CERTIFICATE OF INCORPORATION

OF

GLOBAL WATER ASSET CORPRORATION

Under

The Delaware General Corporation Law

The undersigned, being the sole incorporator herein named for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST.  Name.  The name of the Corporation is GLOBAL WATER ASSET CORPRORATION.

SECOND. Registered office and Agent.  The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is CT Corp.

THIRD.  Purpose.  The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

 FOURTH. Authorized Shares.

A.

Classes and Numbers of Shares. The total number of shares of stock that the Corporation shall have authority to issue is Three Hundred Ten Million (310,000,000). The classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:   (i) Three Hundred Million (300,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”); and (ii) Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

B.

Preferred Stock.  Shares of preferred stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the board of directors of the corporation, and the board of directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. The authority of the board of directors with respect to each series of preferred stock shall include, but not be limited to, determination of the following:

(i)

The number of shares constituting that series and the distinctive designation of that series;

(ii)

The dividend rate or rates on the shares of that series, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii)

Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv)

Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the board of directors shall determine;

(v)

Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in the event of redemption, which amount may vary under different conditions and at different redemption dates;

(vi)

Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(vii)

 The rights of the shares of that series in the event of voluntary or involuntary liquidation, distribution of assets, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii)

Any other relative rights, powers, and preferences, and the qualifications, limitations and restrictions thereof, of that series.

C.

Common Stock.  Each holder of common stock, as such, shall be entitled to one vote for each share of common stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of common stock, as such, shall not be entitled to vote on any amendment to this certificate of incorporation (including any certificate of designations relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this certificate of incorporation (including any certificate of designations relating to any series of preferred stock) or pursuant to the DGCL.

FIFTH. Number of Directors. The number of directors of the Corporation shall be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office.  The number of directors shall not be less than one or more than fifteen.

SIXTH.  Incorporator.  The name and mailing address of the incorporator is Michel Pelletier, 1170, Place du Frere-Andre, 2e etage, Montreal, Quebec, H3B 3C6, Canada

SEVENTH.  Election of Directors by Written Ballot. Election of directors need not be by written ballot.

EIGHTH.  Adoption and Amendment of By-Laws. The Board of Directors is authorized to adopt, amend, or repeal By-Laws of the Corporation except as and to the extent provided in the By-Laws.

2

NINTH.  Indemnification. The corporation shall indemnify and advance expenses to, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an Indemnitee) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or an officer of the corporation or, while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, the corporation shall be required to indemnify, or advance expenses to, an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of directors of the corporation.

TENTH.   Limitation of Director Liability.  To the fullest extent that the General Corporation Law of the State of Delaware or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article TENTH shall adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

ELEVENTH. Compromise.  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TWELFTH.   Inapplicability of Section 203. The corporation shall not be subject to the provision of Section 203 of the General Corporation Law of the State of Delaware.

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has executed this Certificate on this 14th day of September, 2010.

/s/ Michel Pelletier

Michel Pelletier, Incorporator

3

EXHIBIT B

DELAWARE CORPORATION BYLAWS

BYLAWS OF

Global Water Asset Corporation

Adopted on September 15, 2010

BYLAWS

OF

GLOBAL WATER ASSET CORPORATION

ARTICLE I - CORPORATE OFFICES

1.1

REGISTERED OFFICE

.    The registered office of Global Water Asset Corporation shall be fixed in the corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (as so amended and/or restated, the “Certificate”).

1.2

OTHER OFFICES

.  The corporation’s Board of Directors (the “Board”) may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1

PLACE OF MEETINGS

.  Meetings of stockholders shall be held at any place within or outside the State of Delaware as designated by the Board.  In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2

ANNUAL MEETING

.  The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board.  At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3

SPECIAL MEETING

.  Unless otherwise required by law or the Certificate, special meetings of the stockholders may be called at any time, for any purpose or purposes, only by (a) the Board, (b) the Chairperson of the Board, (c) the chief executive officer, (d) the president of the corporation. president or (e) by the secretary on the written request of the holders of not less than one-tenth (1/10) of all the shares entitled to vote at the meeting, such written request to state the purpose or purposes of the meeting and to be delivered to the president, each vice-president or secretary.  In case of failure to call such meeting within 60 days after such request, such shareholder or shareholders may call the same.

No business may be transacted at such special meeting other than the business specified in the notice to stockholders of such meeting.

2.4

NOTICE OF STOCKHOLDERS’ MEETINGS

.   All notices of meetings of stockholders shall be sent or otherwise given in accordance with either Section 0 or Section 0 of these bylaws not less than ten (10) nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting, except as otherwise required by applicable law.  The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Any previously scheduled meeting of stockholders may be postponed, and, unless the Certificate provides otherwise, any special meeting of the stockholders may be cancelled by resolution duly adopted by a majority of the Board members then in office upon public notice given prior to the date previously scheduled for such meeting of stockholders.

Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

2.5

MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

.   Notice of any meeting of stockholders shall be given:

(a)

if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the corporation’s records;

(b)

if electronically transmitted, as provided in Section 0 of these bylaws; or

(c)

otherwise, when delivered.

An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or any other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Notice may be waived in accordance with Section 0 of these bylaws.

2.6

QUORUM

.   Unless otherwise provided in the Certificate or required by law, stockholders representing a majority of the voting power of the issued and outstanding capital stock of the corporation, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders.  If such quorum is not present or represented at any meeting of the stockholders, then the chairperson of the meeting, or the stockholders representing a majority of the voting power of the capital stock at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum unless the number of stockholders who withdrew does not permit action to be taken by the stockholders in accordance with the DGCL.

2.7

ADJOURNED MEETING; NOTICE

.   When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the continuation of the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.  If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with the provisions of Section 2.4 and Section 2.5 of these bylaws.

2.8

ADMINISTRATION OF THE MEETING

.   Meetings of stockholders shall be presided over by the chief executive officer of the corporation.  If the chief executive officer will not be present at a meeting of stockholders, such meeting shall be presided over by such chairperson as the Board shall appoint, or, in the event that the Board shall fail to make such appointment, any officer of the corporation elected by the Board.  The secretary of the meeting shall be the secretary of the corporation, or, in the absence of the secretary of the corporation, such person as the chairperson of the meeting appoints.

The Board shall, in advance of any meeting of stockholders, appoint one (1) or more inspector(s), who may include individual(s) who serve the corporation in other capacities, including without limitation as officers, employees or agents, to act at the meeting of stockholders and make a written report thereof.  The Board may designate one (1) or more persons as alternate inspector(s) to replace any inspector, who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting of stockholders, the chairperson of the meeting shall appoint one (1) or more inspector(s) to act at the meeting.  Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspector(s) or alternate(s) shall have the duties prescribed pursuant to Section 231 of the DGCL or other applicable law.

The Board shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.  Subject to such rules and regulations, if any, the chairperson of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all acts as, in the judgment of such chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including without limitation establishing an agenda of business of the meeting, rules or regulations to maintain order, restrictions on entry to the meeting after the time fixed for commencement thereof and the fixing of the date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting (and shall announce such at the meeting).

2.9

VOTING

.   The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 0 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.  Except as otherwise provided in the provisions of Section 213 of the DGCL (relating to the fixing of a date for determination of stockholders of record), each stockholder shall be entitled to that number of votes for each share of capital stock held by such stockholder as set forth in the Certificate.

In all matters, other than the election of directors and except as otherwise required by law, the Certificate or these bylaws, the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.  Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The stockholders of the corporation shall not have the right to cumulate their votes for the election of directors of the corporation.

2.10

STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

 .  Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were entitled to be present and to vote.

2.11

RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

.  The Board of Directors is authorized to fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purposes, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation, after such record date fixed as aforesaid.

2.12

PROXIES

.   Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.  A stockholder may also authorize another person or persons to act for him, her or it as proxy in the manner(s) provided under Section 212(c) of the DGCL or as otherwise provided under Delaware law.  The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13

LIST OF STOCKHOLDERS ENTITLED TO VOTE

.   The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting:  (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the corporation’s principal place of business.

In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.  If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.  Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.14

ADVANCE NOTICE OF STOCKHOLDER BUSINESS. Only such business shall be conducted as shall have been properly brought before a meeting of the stockholders of the corporation.  To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) a proper matter for stockholder action under the DGCL that has been properly brought before the meeting by a stockholder (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.14 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.14.  For such business to be considered properly brought before the meeting by a stockholder such stockholder must, in addition to any other applicable requirements, have given timely notice in proper form of such stockholder’s intent to bring such business before such meeting.  To be timely, such stockholder’s notice must be delivered to or mailed and received by the secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the anniversary date on which the corporation first mailed its proxy statement to stockholders in connection with the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

To be in proper form, a stockholder’s notice to the secretary shall be in writing and shall set forth:

(a)

the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder;

(b)

a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice;

(c)

a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(d)

any material interest of the stockholder in such business; and

(e)

any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.14. The chairperson of the meeting may refuse to acknowledge the proposal of any business not made in compliance with the foregoing procedure.

2.15

ADVANCE NOTICE OF DIRECTOR NOMINATIONS. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the Certificate with respect to the right of holders of Preferred Stock of the corporation to nominate and elect a specified number of directors, if any.  To be properly brought before an annual meeting of stockholders, or any special meeting of stockholders called for the purpose of electing directors, nominations for the election of director must be (a) specified in the notice of meeting (or any supplement thereto), (b) made by or at the direction of the Board (or any duly authorized committee thereof) or (c) made by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.15 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.15.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.  To be timely, a stockholder’s notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation, in the case of an annual meeting, in accordance with the provisions set forth in Section 2.14 of these bylaws, and, in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the secretary must set forth:

(a)

as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(b)

as to such stockholder giving notice, the information required to be provided pursuant to Section 2.14 of these bylaws.

Subject to the rights of any holders of Preferred Stock of the corporation, if any, no person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 2.15.  If the chairperson of the meeting properly determines that a nomination was not made in accordance with the foregoing procedures, the chairperson shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

ARTICLE III - DIRECTORS

3.1

POWERS

.    Subject to the provisions of the DGCL and any limitations in the Certificate, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2

NUMBER OF DIRECTORS

.   The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one member.  No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3

ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

.   Except as provided in Section 3.4 and Section 3.13 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting.  Directors need not be stockholders unless so required by the Certificate or these bylaws.  The Certificate or these bylaws may prescribe other qualifications for directors.  Each director, including a director elected to fill a vacancy, shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

In lieu of electing the entire number of directors annually, the Board of Directors may provide that the directors be divided into either two (2) or three (3) classes, each class to be as nearly equal in number as possible, the term of office of the directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class, if any, to expire at the third annual meeting after their election.  At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there be two classes, or until the third succeeding annual meeting, if there be three classes.

3.4

RESIGNATION AND VACANCIES

.   Any director may resign at any time upon written notice or by electronic transmission to the corporation.  Subject to the rights of the holders of any series of Preferred Stock of the corporation then outstanding, if any, and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors, or any vacancies on the Board resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law, be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director.  A person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.  When one or more directors resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section 3.4 in the filling of other vacancies.

3.5

PLACE OF MEETINGS; MEETINGS BY TELEPHONE

.   The Board may hold meetings, both regular and special, either within or outside the State of Delaware.  Unless otherwise restricted by the Certificate or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6

REGULAR MEETINGS

.   Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7

SPECIAL MEETINGS; NOTICE

.   Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.  The person(s) authorized to call special meetings of the Board may fix the place and time of the meeting. Notice of the time and place of special meetings shall be:

(a)

delivered personally by hand, by courier or by telephone;

(b)

sent by United States first-class mail, postage prepaid;

(c)

sent by facsimile; or

(d)

sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting.  If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting.  Any oral notice may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate such notice to the director.  The notice need not specify the place of the meeting if the meeting is to be held at the corporation’s principal executive office nor the purpose of the meeting.

3.8

QUORUM

.   Except as otherwise required by law or the Certificate, at all meetings of the Board, a majority of the authorized number of directors (as determined pursuant to Section 3.2 of these bylaws) shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of these bylaws.  The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate or these bylaws.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the directors present at that meeting.

3.9

WAIVER OF NOTICE. Whenever notice is required to be given under any provisions of the DGCL, the Certificate or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice

.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws.

3.10

BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

.   Unless otherwise restricted by the Certificate or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.11

ADJOURNED MEETING; NOTICE

.  If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.12

FEES AND COMPENSATION OF DIRECTORS

.   The Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the Board of Directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

3.13

REMOVAL OF DIRECTORS

.   Except as otherwise provided in the Certificate, these Bylaws, or by law, at the annual meeting of stockholders or at any special meeting of stockholders called expressly for that purpose, a director of any class of directors may be removed before the expiration date of that director’s term of office, with cause (as defined in the Certificate) only, by an affirmative vote of the holders of not less than a majority of the outstanding shares of the class or classes or series of capital stock then entitled to vote at an election of directors or directors of that class or series, voting together as a single class.

ARTICLE IV - COMMITTEES

4.1

COMMITTEES OF DIRECTORS

.  The Board may designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise such lawfully delegable powers and duties as the Board may confer.

4.2

COMMITTEE MINUTES

.   Each committee shall keep regular minutes of its meetings and report to the Board when required.

4.3

MEETINGS AND ACTION OF COMMITTEES

.   Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)

Section 0 (relating to place of meetings and meetings by telephone);

(b)

Section 0 (relating to regular meetings);

(c)

Section 0 (relating to special meetings and notice);

(d)

Section 0 (relating to quorum);

(e)

Section 0 (relating to waiver of notice);

(f)

Section 0 (relating to action without a meeting); and

(g)

Section 0 (relating to adjournment and notice of adjournment)

f these bylaws, with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members.  Notwithstanding the foregoing:

(i)

the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)

special meetings of committees may also be called by resolution of the Board; and

(iii)

notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

4.4

COMPENSATION. The members of any committee shall be entitled to such compensation as may be allowed them by resolution of the Board of Directors

ARTICLE V - OFFICERS

5.1

OFFICERS

.   The officers of the corporation shall be a president and a secretary.  The corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws.  Any number of offices may be held by the same person.

5.2

APPOINTMENT OF OFFICERS

.   The Board shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 0 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.  Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.  A failure to elect officers shall not dissolve or otherwise affect the corporation.

5.3

SUBORDINATE OFFICERS

.   The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president of the corporation to appoint, such other officers and agents as the business of the corporation may require.  Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4

REMOVAL AND RESIGNATION OF OFFICERS

.   Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer appointed by the Board, by any officer upon whom such power of removal may be conferred by the Board.   Any officer may resign at any time by giving written notice to the corporation.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice.  Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5

VACANCIES IN OFFICES

.   Any vacancy occurring in any office of the corporation may only be filled by the Board or as provided in Section 5.3 of these bylaws.

5.6

REPRESENTATION OF SHARES OF OTHER CORPORATIONS

.  The chairperson of the Board, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board, the chief executive officer, the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares or other equity interests of any other corporation or entity  standing in the name of this corporation.  The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7

 COMPENSATION. The compensation of the officers shall be fixed by the Board of Directors, or by any committee upon whom power in that regard may be conferred by the Board of Directors.

5.8

CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors shall be a director and shall preside at all meetings of the Board of Directors at which he shall be present, and shall have such power and perform such duties as may from time to time be assigned to him by the Board of Directors.

 5.9

AUTHORITY AND DUTIES OF OFFICERS

.   In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board.

ARTICLE VI - RECORDS AND REPORTS

6.1

MAINTENANCE AND INSPECTION OF RECORDS

.  The corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws, as may be amended to date, minute books, accounting books and other records.

Any such records maintained by the corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.  The corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the DGCL.  When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom.  A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder.  In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in

Delaware or at its principal executive office.

6.2

INSPECTION BY DIRECTORS

.  Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE VII - GENERAL MATTERS

7.1

CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

.  From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

7.2

EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

.  Except as otherwise provided in these bylaws, the Board, or any officers of the corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances.

7.3

STOCK CERTIFICATES; PARTLY PAID SHARES

.  The shares of the corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor.  Upon the face or back of each stock certificate issued to represent any such partly paid shares, and upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.  Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.4

SPECIAL DESIGNATION ON CERTIFICATES

.  If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.5

LOST CERTIFICATES

.  Except as provided in this Section 0, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time.  The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.6

DIVIDENDS

.  The Board, subject to any restrictions contained in either (a) the DGCL or (b) the Certificate, may declare and pay dividends upon the shares of its capital stock.  Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock.

The Board may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

7.7

FISCAL YEAR

.  The fiscal year of the corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8

SEAL

.  The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board.  The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9

TRANSFER OF STOCK

.  Transfers of stock shall be made only upon the transfer books of the corporation kept at an office of the corporation or by transfer agents designated to transfer shares of the stock of the corporation.  Except where a certificate is issued in accordance with Section 7.5 of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore.  Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

7.10

STOCK TRANSFER AGREEMENTS

.  The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.

7.11

REGISTERED STOCKHOLDERS

.  The corporation:

(a)

shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(b)

shall be entitled to hold liable for calls and assessments on partly paid shares the person registered on its books as the owner of shares; and

(c)

shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12

WAIVER OF NOTICE

.  Whenever notice is required to be given under any provision of the DGCL, the Certificate or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws.

ARTICLE VIII - NOTICE BY ELECTRONIC TRANSMISSION

8.1

NOTICE BY ELECTRONIC TRANSMISSION

.  Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the Certificate or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any such consent shall be deemed revoked if:

(a)

the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(b)

such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)

if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)

if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)

if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)

if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2

DEFINITION OF ELECTRONIC TRANSMISSION

.  An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.3

INAPPLICABILITY

.  Notice by a form of electronic transmission shall not apply to Section 164 (relating to failure to pay for stock; remedies), Section 296 (relating to adjudication of claims; appeal), Section 311 (relating to revocation of voluntary dissolution), Section 312 (relating to renewal, revival, extension and restoration of certificate of incorporation) or Section 324 (relating to attachment of shares of stock or any option, right or interest therein) of the DGCL.

ARTICLE IX - INDEMNIFICATION OF DIRECTORS AND OFFICERS

9.1

POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 9.3 of these bylaws, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the corporation or any predecessor of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

9.2

POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION.  Subject to Section 9.3 of these bylaws, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the corporation or any predecessor of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

9.3

AUTHORIZATION OF INDEMNIFICATION. Any indemnification under this Article IX (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 9.1 or Section 9.2 of these bylaws, as the case may be.  Such determination shall be made, with respect to a person who is either a director or officer at the time of such determination or a former director or officer, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders (but only if a majority of the directors who are not parties to such action, suit or proceeding, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the stockholders for their determination).  To the extent, however, that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

9.4

GOOD FAITH DEFINED. For purposes of any determination under Section 9.3 of these bylaws, to the fullest extent permitted by applicable law, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the corporation or another enterprise, or on information supplied to such person by the officers of the corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the corporation or another enterprise or on information or records given or reports made to the corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the corporation or another enterprise.  The term “another enterprise” as used in this Section 9.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the corporation as a director, officer, employee or agent.  The provisions of this Section 9.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 9.1 or 9.2 of these bylaws, as the case may be.

9.5

INDEMNIFICATION BY A COURT.  Notwithstanding any contrary determination in the specific case under Section 9.3 of this Article IX, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Section 9.1 and Section 9.2 of these bylaws.  The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 9.1 or Section 9.2 of these bylaws, as the case may be.  Neither a contrary determination in the specific case under Section 9.3 of these bylaws nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct.  Notice of any application for indemnification pursuant to this Section 9.5 shall be given to the corporation promptly upon the filing of such application.  If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

9.6

EXPENSES PAYABLE IN ADVANCE.  To the fullest extent not prohibited by the DGCL, or by any other applicable law, expenses incurred by a person who is or was a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that if the DGCL requires, an advance of expenses incurred by any person in his or her capacity as a director or officer (and not in any other capacity) shall be made only  upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article IX.

9.7

NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate, any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the corporation that indemnification of the persons specified in Section 9.1 and Section 9.2 of these bylaws shall be made to the fullest extent permitted by law.  The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in Section 9.1 or Section 9.2 of these bylaws but whom the corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise.  The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

9.8

INSURANCE. To the fullest extent permitted by the DGCL or any other applicable law, the corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was a director, officer, employee or agent of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article IX.

9.9

CERTAIN DEFINITIONS.  For purposes of this Article IX, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.  For purposes of this Article IX, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article IX.

9.10

SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.  The rights to indemnification and advancement of expenses conferred by this Article IX shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other personal and legal representatives of such a person.

9.11

LIMITATION ON INDEMNIFICATION.  Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 9.5 of these bylaws), the corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors of the corporation.

9.12

INDEMNIFICATION OF EMPLOYEES AND AGENTS. The corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation similar to those conferred in this Article IX to directors and officers of the corporation.

9.13

EFFECT OF AMENDMENT OR REPEAL. Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of the Certificate or the bylaws inconsistent with this Article IX, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X - MISCELLANEOUS

10.1

PROVISIONS OF CERTIFICATE GOVERN. In the event of any inconsistency between the terms of these bylaws and the Certificate, the terms of the Certificate will govern.

10.2

CONSTRUCTION; DEFINITIONS.

  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

10.3

SEVERABILITY.

  In the event that any bylaw or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remaining bylaws will continue in full force and effect.

10.4

AMENDMENT. The bylaws of the corporation may be adopted, amended or repealed by a majority of the voting power of the stockholders entitled to vote; provided, however, that the corporation may, in its Certificate, also confer the power to adopt, amend or repeal bylaws upon the Board.  The fact that such power has been so conferred upon the Board shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.  Notwithstanding the foregoing and any provision of law that might otherwise permit a lesser vote or no vote, the Board acting pursuant to a resolution adopted by a majority of the Board and the affirmative vote of the holders at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the corporation then entitled to vote shall be required to amend or repeal Section 2.3, the last paragraph of Section 2.9 (relating to no cumulative voting), Section 2.10, Section 2.14, Section 2.15, Section 3.2, Section 3.3, Section 3.4, Section 3.13 and Section 9.13 of these bylaws, or this sentence of this Section 0.

GLOBAL WATER ASSET CORPORATION

a Delaware corporation

CERTIFICATE OF ADOPTION OF BYLAWS

The undersigned hereby certifies that he is the duly elected, qualified, and acting Chief Executive Officer of Global Water Asset Corporation, a Delaware corporation, and that the foregoing bylaws, comprising 20 pages, were adopted as the corporation’s bylaws (i) on September 15, 2010 by the corporation’s board of directors.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2010.

By:  /s/Michel Pelletier

     Michel Pelletier, Chief Executive Officer

EXHIBIT C

MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of the 15th day of September, 2010 by and between Global Water Assets Corporation, a Delaware corporation (the “Surviving Corporation”), and Global Water Assets Corporation, a Utah corporation (“Merging Corporation”). Surviving Corporation and Merging Corporation are sometimes collectively referred to hereinafter as the “Constituent Corporations.”

RECITALS

WHEREAS, Surviving Corporation is a corporation organized and existing under the laws of Delaware and is a wholly-owned subsidiary of Merging Corporation;

WHEREAS, Merging Corporation is a corporation organized and existing under the laws of Utah; and

WHEREAS, Surviving Corporation and Merging Corporation and their respective Boards of Directors deem it advisable and in the best interests of the corporations and their respective stockholders to merge Merging Corporation with and into Surviving Corporation pursuant to the Utah Revised Business Corporation Act and the Delaware General Corporate Law upon the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises, the mutual covenants, herein contained, and other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that Merging Corporation shall be merged with and into Surviving Corporation (the “Merger”) pursuant to the terms and conditions herein set forth.

AGREEMENT

1.

General.

1.1           The Merger. On the Effective Date (as herein defined) of the Merger, Merging Corporation shall be merged with and into Surviving Corporation and the separate existence of Merging Corporation shall cease and Surviving Corporation shall survive such Merger. The name of Surviving Corporation shall be Global Water Assets Corporation.    The Certificate of Incorporation as in effect immediately prior to the Effective Date in the form attached hereto as Exhibit A shall be the certificate of incorporation of Surviving Corporation after consummation of the Merger.   The Bylaws of Surviving Corporation as in effect immediately prior to the Effective Date shall be the Bylaws of Surviving Corporation after consummation of the Merger.

1.3           Directors and Officers. The directors and officers of Merging Corporation shall, from and after the Effective Date, be the directors and officers of Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified.

1.4           Property and Liabilities of Constituent Corporations. On the Effective Date, the separate existence of Merging Corporation shall cease and Merging Corporation shall be merged into Surviving Corporation. Surviving Corporation, from and after the Effective Date, shall possess all the rights, privileges, powers and franchises of whatsoever nature and description, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; all rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed,   of and debts due to either of the Constituent Corporations on whatever account as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in Surviving Corporation; and all property, rights, privileges, powers and franchises, and all other interests shall be thereafter as effectually the property of Surviving Corporation as they were of the several and respective Constituent Corporations and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. All rights of creditors and all liens upon the property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations thenceforth shall attach to Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Any claim existing or action or proceeding, whether civil, criminal or administrative, pending by or against either Constituent Corporation may be prosecuted to judgment or decree as if the Merger had not taken place, or Surviving Corporation may be substituted in such action or proceeding.

1.5           Further Assurances. Merging Corporation agrees that, at any time, or from time to time, as and when requested by Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action as Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting or devolution of any property, right, privilege or franchise or to vest or perfect in or confirm to Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, franchises and interests referred to in this Section 1 herein and otherwise to carry out the intent and purposes hereof.

1.6           Effective Date. The Merger shall become effective on the later of (a) the day on which an executed copy of a Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware in the manner required by the Delaware General Corporation Law and (b) the day on which an executed copy of Articles of Merger are filed with the Division of Corporations and Commercial Code, Department of Commerce, State of Utah the manner required by the Utah Revised Business Corporation Act (the “Effective Date”).

2.           Conversion of Securities on Merger.

2.1           Effect of Merger on Capital Stock. Each share of Merging Corporation’s common stock, no par value per share (other than shares (“Dissenting Shares”) that are owned by shareholders (“Dissenting Shareholders”) that are entitled to and properly exercise appraisal rights pursuant Chapter 13 of the Utah Revised Business Corporation Act), issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one (1) validly issued, fully paid and nonassessable share of Surviving Corporation’s common stock, $0.001 par value per share (the “Surviving Corporation Stock”). Each share of Surviving Corporation’s common stock issued and outstanding immediately before the Effective Date of the Merger shall be canceled without any consideration being issued or paid therefore, without any further action on the part of the holder thereof.

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2.2           Effect of Merger on Options and Notes. Each option of the Merging Corporation issued and outstanding immediately prior to the Effective Date shall be (a) converted into and shall be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (b) in the case of securities to acquire common stock of the Merging Corporation, converted into the identical right to acquire the same number of shares of Surviving Corporation Stock as the number of shares of common stock of the Merging Corporation that were acquirable pursuant to such option, warrant or other security. Each Note of the Merging Corporation issued and outstanding immediately prior to the Effective Date shall be (a) converted into and shall be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (b) in the case of securities to acquire common stock of the Merging Corporation, converted into the identical right to acquire the same number of shares of Surviving Corporation Stock as the number of shares of common stock of the Merging Corporation that were acquirable pursuant to such option, warrant or other security.

2.3           Certificates. At and after the Effective Date, all of the outstanding certificates which immediately prior thereto represented shares of Merging Corporation stock (other than Dissenting Shares), or options, warrants or other securities of the Merging Corporation, shall be deemed for all purposes to evidence ownership of and to represent the shares of Surviving Corporation Stock, or options, warrants or other securities of Surviving Corporation, as the case may be, into which the shares of Merging Corporation stock, or options, warrants or other securities of the Surviving Corporation, as the case may be, represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Stock, or options, warrants or other securities of Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

2.4           Appraisal Rights. No Dissenting Shareholder shall be entitled to shares of Surviving Corporation Stock hereunder if the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal under the Utah Business Corporation Act, and any Dissenting Shareholder shall be entitled to receive only the payment provided by the Utah Business Corporation Act with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to appraisal with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to appraisal, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Surviving Corporation Stock.

3.           Foreign Qualification. Surviving Corporation covenants and agrees, to the extent required by applicable law, to register or qualify, as applicable, to do business as a foreign corporation in those states in which Merging Corporation is qualified to do business immediately prior to the Effective Date.

4.           Conditions to the Obligations of the Constituent Corporations to Effect the Merger.

4.1           Approval by Stockholders. The stockholders of Merging Corporation shall have approved the Merger and this Merger Agreement in accordance with Utah law.

4.2           Governmental Approvals; No Restraints. No statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been

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enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction that prohibits, restrains, enjoins or restricts the consummation of the Merger.

5.           Amendment. The respective Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the stockholders of Merging Corporation shall not (a) alter or change the amount or kind of shares, securities, cash, property or rights to be received under this Merger Agreement by the shareholders of Merging Corporation; (b) alter or change any term of the Certificate of Incorporation of Surviving Corporation; or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the shareholders of Merging Corporation.

6.           Miscellaneous.

6.1           Counterparts. This Merger Agreement may be executed in any number of counterparts and via facsimile or other similar electronic transmission, each of which shall be deemed to be an original, and all of which taken together shall constitute one Merger Agreement.

6.2           Termination. This Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after stockholder approval of this Merger Agreement, by the consent of the Board of Directors of either of the Constituent Corporations.

6.3           Governing Law.  The Merger and this Merger Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

6.4           No Third Party Beneficiaries. This Merger Agreement is for the sole benefit of the parties hereto and is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

6.5           Severability. If any provision of this Merger Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other person or circumstances.

IN WITNESS WHEREOF, the Constituent Corporations have executed this Merger Agreement as of the date and year first above written.

MERGING CORPORATION:
Global Water Asset Corporation a Utah corporation
By: /s/ Michel Pellier________________________
Michel Pelletier, President

SURVIVING CORPORATION:
Global Water Asset Corporation a Delaware corporation
By: /s/ Michel Pellier_________________________
Michel Pelletier, President

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EXHIBIT D

Utah Dissenters’ Rights Statute

UTAH REVISED BUSINESS CORPORATION ACT SECTIONS 16-10(a)-1301 ET. SEQ.

16-10a-1301.   Definitions.

For purposes of Part 13:

(1) “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

(4) “Fair value” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

(7) “Shareholder” means the record shareholder or the beneficial shareholder.

16-10a-1302.   Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

(a) consummation of a plan of merger to which the corporation is a party if:

(i) shareholder approval is required for the merger by Section 16-10a-1103 or the Certificate of Incorporation; or

(ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;

(b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection  16-10a-1202 (1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

(d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection  16-10a-1202 (2).

(2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the Certificate of Incorporation, bylaws, or a resolution of the board of directors so provides.

(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the Certificate of Incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

(a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

(c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

(a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

(c) cash in lieu of fractional shares; or

(d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

(5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.   Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters’ rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to shares held on his behalf only if:

(a) the beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters’ rights as to all the shares unlimited on the ability to exercise dissenters’ rights. The certification requirement must be stated in the dissenters’ notice given pursuant to Section  16-10a-1322 .

16-10a-1320.   Notice of dissenters’ rights.

(1) If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is submitted to a vote at a shareholders’ meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders’ meeting for which the notice was to have been given.

(2) If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

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 16-10a-1321.   Demand for payment — Eligibility and notice of intent.

(1) If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights:

(a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

(b) may not vote any of his shares in favor of the proposed action.

(2) If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section  16-10a-704 , a shareholder who wishes to assert dissenters’ rights may not execute a writing consenting to the proposed corporate action.

(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the Certificate of Incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters’ rights under Section  16-10a-1302  is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322.   Dissenters’ notice.

(1) If proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this part.

(2) The dissenters’ notice required by Subsection (1) must be sent no later than 10 days after the effective date of the corporate action creating dissenters’ rights under Section  16-10a-1302 , and shall:

(a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

(b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

(c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

(e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters’ notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters’ notice required by Subsection (1) is given;

(f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

(g) be accompanied by a copy of this part.

16-10a-1323.   Procedure to demand payment.

(1) A shareholder who is given a dissenters’ notice described in Section 16-10a-1322, who meets the requirements of Section  16-10a-1321 , and wishes to assert dissenters’ rights must, in accordance with the terms of the dissenters’ notice:

(a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection  16-10a-1322 (2)(d), duly completed, or may be stated in another writing;

(b) deposit certificates for his certificated shares in accordance with the terms of the dissenters’ notice; and

(c) if required by the corporation in the dissenters’ notice described in Section 16-10a-1322, as contemplated by Section  16-10a-1327 , certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters’ rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under Section 16-10a-1302 .

(2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise

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to the exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters’ notice, is not entitled to payment for shares under this part.

16-10a-1324.   Uncertificated shares.

(1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section  16-10a-1326 .

(2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325.   Payment.

(1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters’ rights under Section  16-10a-1302 , and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323 , the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter’s shares, plus interest to each dissenter who has complied with Section  16-10a-1323 , and who meets the requirements of Section 16-10a-1321 , and who has not yet received payment.

(2) Each payment made pursuant to Subsection (1) must be accompanied by:

(a) (i) (A) the corporation’s balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

(B) an income statement for that year;

(C) a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

(D) the latest available interim financial statements, if any;

(ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

(b) a statement of the corporation’s estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

(c) a statement of the dissenter’s right to demand payment under Section 16-10a-1328; and

(d) a copy of this part.

16-10a-1326.   Failure to take action.

(1) If the effective date of the corporate action creating dissenters’ rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section  16-10a-1322 , the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section  16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

(2) If the effective date of the corporate action creating dissenters’ rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section  16-10a-1322 , then the corporation shall send a new dissenters’ notice, as provided in Section 16-10a-1322 , and the provisions of Sections  16-10a-1323  through  16-10a-1328  shall again be applicable.

16-10a-1327.   Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) A corporation may, with the dissenters’ notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under Section  16-10a-1302  and state that a shareholder who asserts dissenters’ rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters’

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rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters’ rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section  16-10a-1325 , offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

(2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection  16-10a-1325 (2).

16-10a-1328.   Procedure for shareholder dissatisfied with payment or offer.

(1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section  16-10a-1325 , if:

(a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

(b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

(c) the corporation, having failed to take the proposed corporate action creating dissenters’ rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326 .

(2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330.   Judicial appraisal of shares — Court action.

(1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section  16-10a-1328 , and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation’s principal office, or if it has no principal office in this state, Salt Lake County. If the corporation is a foreign corporation, it shall commence the proceeding in the county in this state where the principal office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located, or, if the domestic corporation did not have its principal office in this state at the time of the transaction, in Salt Lake County.

(3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323 , and  16-10a-1328 , whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section  16-10a-1328 . If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section  16-10a-1323 . If no address is stated in the payment demand, service may be made at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares. Service may also be made otherwise as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

(a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section  16-10a-1325 ; or

(b) for the fair value, plus interest, of the dissenter’s after-acquired shares for which the corporation elected to withhold payment under Section  16-10a-1327 .

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16-10a-1331.   Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section  16-10a-1328 .

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections  16-10a-1320  through  16-10a-1328 ; or

(b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

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